UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.     )

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IRADIMED CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IRADIMED CORPORATION
1025 Willa Springs Drive, Winter Springs, FL 32708

April 29, 2020

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of IRADIMED CORPORATION, which will be held on Friday, June 12, 2020, 10:00 am, local time, at 1025 Willa Springs Drive, Winter Springs, Florida 32708, the location of our offices.

The matters to be voted on at the meeting are listed in the accompanying notice of the Annual Meeting and are described in more detail in the accompanying Proxy Statement. Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting.  The Proxy Statement explains more about proxy voting, so please read it carefully.

We thank you for your continued support and we look forward to the Annual Meeting.

Sincerely,

/s/ Leslie McDonnell
Leslie McDonnell
President and Chief Executive Officer

IRADIMED CORPORATION
1025 Willa Springs Drive, Winter Springs, FL 32708

Notice of Annual Meeting of Stockholders

to be held on Friday, June 12, 2020

Notice is hereby given that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of IRADIMED CORPORATION will be held on Friday, June 12, 2020, 10:00 am, local time, at 1025 Willa Springs Drive, Winter Springs, Florida 32708.

The Annual Meeting of the Company is being held for the following purposes:

1.	To elect the following persons to serve as directors:

Roger Susi, Leslie McDonnell, Monty Allen, Anthony Vuoto, and James Hawkins

2.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020;

3.	To approve of the Amended and Restated 2014 Equity Incentive Plan, which includes an increase in the number of shares available for the grant of awards from 1,000,000 to 2,000,000;

4.	To approve of an advisory resolution on the compensation of the named executive officers;

5.	To vote, on an advisory basis, on the frequency of future advisory votes on executive compensation; and

6.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The accompanying Proxy Statement more fully describes these matters and we urge you to read the information contained in the Proxy Statement carefully. The board of directors recommends a vote “FOR” the director nominees listed in Proposal 1, “FOR” Proposal 2, 3, and 4, and “EVERY YEAR” on Proposal 5.

The Board of Directors has fixed the close of business on April 17, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponement thereof.

It is important that your shares be represented at the 2020 Annual Meeting of Stockholders regardless of the number of shares you hold. Whether or not you expect to attend the meeting in person, please complete, date, sign and return the accompanying proxy in the enclosed envelope to ensure the presence of a quorum at the meeting.

If you have voted by proxy, and you attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a legal proxy issued in your name from the record holder.

By order of the Board of Directors,

/s/ Roger Susi
Roger Susi
Chairman of the Board and Chief Technology Officer

April 29, 2020

This Proxy Statement, dated April 29, 2020, is going to be first mailed to stockholders of IRADIMED CORPORATION on or about May 7, 2020.

Important Notice Regarding Availability of Proxy Materials for Annual Meeting of Stockholders to be Held on Friday, June 12, 2020 at 1025 Willa Springs Drive, Winter Springs, Florida 32708:

Iradimed Corporation’s Notice of Annual Meeting of Stockholders, Proxy Statement,

and 2019 Annual Report to Stockholders are available at www.iradimed.com and at www.proxyvote.com.

PROXY STATEMENT FOR THE
2020 ANNUAL MEETING OF STOCKHOLDERS

IRADIMED CORPORATION (“we,” “us,” “our,” “IRADIMED,” or the “Company”) is providing this Proxy Statement and related proxy materials in connection with the 2020 Annual Meeting of Stockholders of IRADIMED CORPORATION (the “Annual Meeting”).  This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q: When	and where is the Annual Meeting?

A:	The Annual Meeting is being held at 1025 Willa Springs Drive, Winter Springs, Florida 32708, at 10:00 am, local time on Friday, June 12, 2020. Driving directions to the Annual Meeting may be obtained by contacting the Company at (407) 677-8022.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Holders of IRADIMED CORPORATION common stock, par value $0.0001 per share (“Common Stock”), at the close of business on April 17, 2020, the record date for the Annual Meeting (the “Record Date”) established by our board of directors (the “Board”), are entitled to receive notice of the Annual Meeting (the “Meeting Notice”), and to vote their shares at the Annual Meeting and any related adjournments or postponements. The Meeting Notice, Proxy Statement, Annual Report, and form of proxy are expected to be mailed to stockholders and available at www.iradimed.com and at www.proxyvote.com on or about May 7, 2020.

As of the close of business on the Record Date, there were 12,011,025 shares of our Common Stock outstanding and entitled to vote.  Holders of our Common Stock are entitled to one vote per share at the Annual Meeting.  Holders of the Common Stock are collectively referred to herein as the Company’s “stockholders.” At the Annual Meeting, there are a total of 12,011,025 possible votes with respect to the outstanding shares of capital stock entitled to vote at the Meeting.

Q:	Who can attend the Annual Meeting?

A:	Admission to the Annual Meeting is limited to:

•	stockholders as of the close of business on the Record Date, April 17, 2020;

•	holders of valid proxies for the Annual Meeting; and

•	our invited guests.

Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the Record Date.

Q:	Can I vote my shares by filling out and returning the Meeting Notice?

A:	No. The Meeting Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Meeting Notice and returning it.

Q:	Is there electronic access to the proxy materials and Annual Report?

A:	Yes. The materials will be available, as of the date they were first mailed to our stockholders, at www.iradimed.com and at www.proxyvote.com.
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Q:	What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:	If your shares are registered in your name as evidenced and recorded in the stock ledger maintained by the Company and our transfer agent, you are a stockholder of record. If your shares are held in the name of your broker, bank or other nominee, these shares are held in “street name.”

If you are a stockholder of record and you have requested printed proxy materials, we have enclosed a proxy card for you to use.  If you hold your shares in street name through one or more banks, brokers or other nominees, you will receive the Meeting Notice, together with voting instructions, from the third party or parties through which you hold your shares.  If you requested printed proxy materials, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

Q:	What are the quorum requirements for the Annual Meeting?

A:	The presence in person or by proxy of a majority in voting interest of the shares entitled to vote at the Annual Meeting constitutes a quorum. Your shares will be counted as present at the Annual Meeting for purposes of determining whether there is a quorum if a proxy card has been properly submitted by you or on your behalf, or you vote in person at the Annual Meeting. Abstaining votes and broker non-votes are counted for purposes of establishing a quorum.

Q:	What matters will the stockholders vote on at the Annual Meeting?

The stockholders will vote on the following proposals:

•	Proposal 1. Election of Directors. To elect five members of our Board, each to hold office until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified, including Roger Susi, our Chief Technology Officer, who, if so elected, will be appointed by the Board to serve as Chairman of the Board, Leslie McDonnell, our Chief Executive Officer and President, Monty Allen, Anthony Vuoto, and James Hawkins.

•	Proposal 2. Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm.

•	Proposal 3. Approval of the Amended and Restated 2014 Equity Incentive Plan. To approve the amendment and restatement of the 2014 Equity Incentive Plan, which includes an increase in the number of shares available for issuance under the 2014 Equity Incentive Plan from 1,000,000 to 2,000,000.

•	Proposal 4. Approval of Advisory Resolution on Named Executive Officer Compensation. To approve an advisory resolution on the compensation of the Company’s named executive officers as reported in this Proxy Statement, commonly referred to as a “say-on-pay” resolution.

•	Proposal 5. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. To vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 4 should occur every year, every two years, or every three years.

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Q:	What vote is required to approve these proposals?

A:	Provided a quorum is present, the following are the voting requirements for each proposal:

•	Proposal 1. Election of Directors. Each of the five nominees who receive the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy shall be elected.

•	Proposal 2. Ratification of Independent Registered Public Accounting Firm. The Company’s independent registered public accounting firm, RSM US LLP, will be ratified upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

•	Proposal 3. Approval of the Amended and Restated 2014 Equity Incentive Plan. The Company’s Amended and Restated 2014 Equity Incentive Plan will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

•	Proposal 4. Approval of Advisory Resolution on Named Executive Officer Compensation. The advisory vote to approve of the resolution on the compensation of the Company’s named executive officers is advisory in nature and has no binding effect on us or our Board. Although the vote is non-binding, our Board will review the voting results in connection with the evaluation of the Company’s compensation program.

•	Proposal 5. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. The advisory vote on the frequency of future advisory votes on executive compensation is also non-binding on us and our Board. Stockholders will be able to specify one of four choices for this proposal on the proxy card: every year, every two years, every three years, or abstain. The choice receiving the most number of votes will be the stockholders’ selection. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis.

Q:	What are the Board’s voting recommendations?

A:	Our Board recommends that you vote your shares:

•	“FOR” the five directors nominated by our Board as directors, each to serve until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified; and

•	“FOR” the ratification of RSM US LLP as the Company’s independent registered public accounting firm.

•	“FOR” the Amended and Restated 2014 Equity Incentive Plan.

•	“FOR” the approval of the advisory resolution on named executive officer compensation.

•	“EVERY YEAR” for the frequency of future stockholder advisory votes on executive compensation.

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Q:	How do I vote?

A:	You may vote by any of the following methods:

•	In person. Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the Annual Meeting. If you hold shares in street name, you must obtain a proxy from the stockholder of record authorizing you to vote your shares and bring it to the meeting along with proof of beneficial ownership of your shares. A photo I.D. is required to vote in person.

•	By mail. If you elected to receive printed proxy materials by mail, you may vote by signing and returning the proxy card provided. Please allow sufficient time for mailing if you decide to vote by mail.

•	By internet or telephone. Stockholders who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone, the Internet or mail. You should follow the instructions you receive from your nominee to vote those shares. If you are a stockholder who owns shares through a nominee and attends the Annual Meeting, you should bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

Q:	How can I change or revoke my vote?

A:	You may change your vote as follows:

•	Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to IRADIMED CORPORATION, 1025 Willa Springs Drive, Winter Springs, FL 32708, Attention: Chris Scott, Corporate Secretary, or by submitting another proxy card before the conclusion of the Annual Meeting. For all methods of voting, the last vote cast will supersede all previous votes.

•	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee.

Q:	What if I do not specify a choice for a matter when returning a proxy?

A:	Your proxy will be treated as follows:

•	Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

•	Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

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Q:	Which ballot measures are considered “routine” or “non-routine”?

A:	The election of directors (“Proposal 1”), approval of the Amended and Restated 2014 Equity Incentive Plan (“Proposal 3”), approval of the advisory resolution on named executive officer compensation (“Proposal 4”), and advisory vote on the frequency of future advisory votes on executive compensation (“Proposal 5”) are considered to be non-routine matters under applicable rules. The confirmation of RSM US LLP as the Company’s independent registered public accounting firm (“Proposal 2”) is considered a routine matter. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1, Proposal 3, Proposal 4, and Proposal 5.

Q:	Could other matters be decided at the Annual Meeting?

A:	As of the date of the filing of this Proxy Statement, we were not aware of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration, the proxy holders for the Annual Meeting will have the discretion to vote on those matters for stockholders who have submitted a proxy card.

Q:	How are proxies solicited and what is the cost?

A:	We will incur and bear all expenses connected with the solicitation of proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by email, telephone, letter, facsimile or in person. Following the original mailing of the Meeting Notice, we will request brokers, custodians, nominees and other record holders to forward their own notice and, upon request, to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our capital stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses. We do not intend to engage a proxy solicitation firm to assist us in soliciting proxies.

Q:	What are the implications of being a “smaller reporting company?”

A:	We are a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 (or the “Exchange Act”). As a smaller reporting company, we are permitted to provide in this Proxy Statement scaled disclosures. Under such scaled disclosures, we are not required to provide a Compensation, Discussion and Analysis, Compensation Committee Report and certain tabular and narrative disclosures relating to executive compensation. As we are no longer considered an emerging growth company, we are now required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers and the frequency with which such votes must be conducted.

Q:	What should I do if I have questions regarding the Annual Meeting?

A:	If you have any questions about the Annual Meeting, would like to obtain directions to be able to attend the Annual Meeting and vote in person, or would like additional copies of any of the documents referred to in this Proxy Statement, you should call us at (407) 677-8022.
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PROPOSAL 1

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR-NOMINEES.

General

At the Annual Meeting, a board of five directors will be elected, each to hold office until a succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board).  Information concerning all director nominees is contained in this Proxy Statement.  Roger Susi, Leslie McDonnell, Monty Allen, Anthony Vuoto, and James Hawkins are incumbent directors of the Company.

Vote Required for Approval

The five nominees receiving the highest number of votes will be elected. This Proposal 1 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions.  Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 1.

Board Recommendation

The Board unanimously recommends a vote “FOR” each nominee.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE REAPPOINTMENT OF RSM US LLP.

Our stockholders are being provided the opportunity to ratify the Board’s appointment of RSM US LLP as the Company’s independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2020.

General

Our Audit Committee of the Board of Directors has appointed RSM US LLP to examine our financial statements for 2020.  The selection of RSM US LLP as the independent registered public accounting firm for 2020 is being presented to our stockholders for ratification at the Annual Meeting.  Representatives of RSM US LLP are expected to be present at the Annual Meeting.

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Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed or expected to be billed to our company for professional services rendered by our independent registered public accounting firm, for the fiscal years ended December 31, 2019 and 2018:

	2019	2018

Audit Fees	$337,465	$191,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$337,465	$191,000

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with regular filings with the Securities and Exchange Commission (“SEC”) and other services that are normally provided by our independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2018, in connection with statutory and regulatory filings or engagements. The increased audit fee in 2019 primarily relates to an audit of our internal control over financial reporting. Prior to 2019, we were an emerging growth company as defined by the Jumpstart Our Business Startups Act. As an emerging growth company, we were not subject to the audit requirements of our internal control over financial reporting.

Audit-Related Fees. These are the fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. There were no audit-related fees billed during the years ended December 31, 2019 or 2018.

Tax Fees. These are the fees billed for professional services with respect to tax compliance, tax advice, and tax planning. There were no tax fees billed during the years ended December 31, 2019 or 2018.

All Other Fees. These are fees billed for any other products and services not classifiable under the other categories listed in the table above. There were no other fees billed during the years ended December 31, 2019 or 2018.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

Our Audit Committee Charter, initially adopted on April 14, 2014, and as amended from time to time, requires the Audit Committee to pre-approve all audit and non-audit services provided by our independent registered public accounting firm.  All of the services and fees since the adoption of our Audit Committee Charter as amended were reviewed and approved by our Audit Committee before the respective services were rendered.

Vote Required for Approval

The foregoing Proposal 2 will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Board Recommendation

The Board unanimously recommends a vote “FOR” the ratification of RSM US LLP as its independent registered public accounting firm for fiscal year 2020.

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PROPOSAL 3

APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

General

Our Board is requesting that our stockholders approve the Company’s Amended and Restated 2014 Equity Incentive Plan (the “Amended and Restated Plan”) attached to this Proxy Statement as Appendix A. The Amended and Restated Plan, which increases the number of authorized shares from 1,000,000 to an aggregate of 2,000,000 shares of common stock and adds clarifying language related to the treatment of awards to non-exempt employees, was approved by our Board of Directors on April 21, 2020.

Our Board adopted and the stockholders approved the IRADIMED CORPORATION 2014 Equity Incentive Plan (the “2014 Plan”) in April 2014.  By its terms, the 2014 Plan may be amended by the Board, contingent on the approval of the Company’s stockholders. The increase in the number of shares is the only material difference between the Amended and Restated Plan and the 2014 Plan.

As of December 31, 2019, a total of 198,966 shares of our common stock remain available for issuance under the 2014 Plan. We utilized 801,034 shares for equity awards since adopting the 2014 Plan in April 2014.

Reasons for the Amendment and Restatement of the 2014 Plan

The purpose of the 2014 Plan is to enhance the ability of the Company to attract and retain highly qualified officers, non-employee members of the Board, key employees, consultants, and advisors, and to motivate such persons to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. Our Board and management believe that the number of shares currently remaining available for issuance pursuant to the 2014 Plan is insufficient to achieve the purpose of the 2014 Plan. Accordingly, our Board of Directors and management believe that the increase in the number of shares available for issuance under the Amended and Restated Plan is essential to permit our management to continue to provide equity-based incentives to present and future officers, non-employee members of the Board, key employees, consultants and advisors. The additional language relating to the treatment of awards to non-exempt employees has been added for clarification purposes and to align with best practices.

Summary of the Amended and Restated Plan

The following is a brief summary of the principal features of the Amended and Restated Plan. The summary below is qualified in its entirety by reference to the text of the Amended and Restated Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Administration of the Plan. Our Board of Directors has such powers and authorities related to the administration of the Amended and Restated Plan as are consistent with our corporate governance documents and applicable law. The Board of Directors may delegate to a committee administration of all or some parts of the Amended and Restated Plan. Following the initial public offering and to the extent required by applicable law, the committee or sub-committee, as applicable, to which administrative responsibility will be delegated will be comprised of directors who (i) qualify as “outside directors” within the meaning of Section 162(m) of the Code, (ii) meet such other requirements as may be established from time to time by the SEC for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934, as amended, and (iii) comply with the independence requirements of the stock exchange on which our common stock is listed.

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Shares Available for Issuance. As of December 31, 2019, a total of 198,966 shares of our common stock were available for issuance under the 2014 Plan. If the Amended and Restated Plan is approved, a total of 1,198,966 shares of our common stock will be available for issuance under the Amended and Restated Plan. The aggregate number of shares of common stock that may be issued pursuant to the Amended and Restated Plan is 2,000,000.

Eligibility and Participation. Eligibility to participate in the Amended and Restated Plan is limited to such employees, officers, directors, consultants and advisors of the Company, or of any affiliate, as our Board of Directors may determine and designate from time to time.

Type of Awards.    The following types of awards are available for grant under the Amended and Restated Plan: ISOs, non-qualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards and other stock-based awards and cash awards.

Grant of Options and SARs. Our Board of Directors may award ISOs, NSOs (together, “Options”), and SARs to grantees. Our Board of Directors is authorized to grant SARs either in tandem with or as a component of other awards or alone.

Exercise Price of Options and SARs. The exercise price per share of an Option will in no event be less than 100% of the fair market value per share of our stock underlying the award on the grant date. In no case will the exercise price of any Option be less than the par value of a share of our stock. A SAR will confer on the grantee a right to receive, upon exercise, a payment of the excess of (i) the fair market value of one share of our stock on the date of exercise or (ii) the grant price of the SAR as determined by our Board of Directors. The grant price will be fixed at the fair market value of a share of stock on the date of grant. SARs granted in tandem with an outstanding Option following the grant date of such Option may have a grant price that is equal to the Option's exercise price; provided, however, that the SAR's grant price may not be less than the fair market value of a share of stock on the grant date of the SAR.

Vesting of Options and SARs. Our Board of Directors will determine when an Option or SAR will become exercisable and will include such information in the award agreement.

Special Limitations on ISOs. In the case of a grant of an Option intended to qualify as an ISO to a grantee that owns more than ten percent of the total combined voting power of all classes of our outstanding stock, its parent or any of its subsidiaries (a “Ten Percent Shareholder”), the exercise price of the Option will not be less than 110% of the fair market value of a share of our stock on the grant date. Additionally, an Option will constitute an ISO only (i) if the grantee is an employee of the Company or a subsidiary of the Company, (ii) to the extent specifically provided in the related award agreement, and (iii) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by such grantee become exercisable for the first time during any calendar year (under the Amended and Restated Plan and all other plans of the grantee's employer and its affiliates) does not exceed $100,000.

Exercise of Options and SARs. An Option may be exercised by the delivery to us of written notice of exercise and payment in full of the exercise price (plus the amount of any taxes which we may be required to withhold). The minimum number of shares with respect to which an Option may be exercised, in whole or in part, at any time will be the lesser of (i) the number set forth in the applicable award agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Our Board of Directors has the discretion to determine the method or methods by which a SAR may be exercised.

Expiration of Options and SARs. Options and SARs will expire at such time as our Board of Directors determines; provided, however that no Option may be exercised more than ten years from the date of grant, or in the case of an ISO held by a Ten Percent Shareholder, not more than five years from the date of grant.

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Restricted Stock and Restricted Stock Units.  At the time a grant of restricted stock or restricted stock units is made, our Board of Directors may, in its sole discretion, establish the applicable “restricted period” and prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives. Unless our Board of Directors otherwise provides in an award agreement, holders of restricted stock will have the right to vote such stock and the right to receive any dividends declared or paid with respect to such stock. Our Board of Directors may provide that any such dividends paid must be reinvested in shares of stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such restricted stock. All distributions, if any, received by a grantee with respect to restricted stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original grant. Holders of restricted stock units will have no rights as shareholders of the Company. Our Board of Directors may provide that the holder of restricted stock units will be entitled to receive dividend equivalent rights, which may be deemed reinvested in additional restricted stock units.

Performance Awards. The right of a grantee to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by our Board of Directors. Our Board of Directors may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may, subject to certain limitations in the case of a performance award intended to qualify under Section 162(m) of the Code (“Section 162(m)”), exercise its discretion to reduce the amounts payable under any award subject to performance conditions. Following the completion of the Transition Period (as defined herein), if and to the extent required under Section 162(m), any power or authority relating to a performance award intended to qualify under Section 162(m), will be exercised by the committee and not our Board of Directors.

Other Stock-Based Awards. Our Board of Directors may, in its discretion, grant other stock-based awards, consisting of stock units or other awards, valued in whole or in part by reference to, or otherwise based upon, our common stock. The terms of such other stock-based awards will be set forth in the applicable award agreements.

Change in Control. Our Board of Directors may provide for actions that will be taken upon a change in control of the Company, including but not limited to, alternative vesting, termination or assumption of awards.

Nontransferability of Awards. Generally, during the lifetime of a grantee, only the grantee may exercise rights under the Amended and Restated Plan and no award will be assignable or transferable other than by will or laws of descent and distribution. If authorized in the award agreement, a grantee may transfer, not for value, all or part of an award (other than an ISO) to certain family members (including trusts and foundations for the benefit thereof). Neither restricted stock nor restricted stock units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by our Board of Directors.

Separation from Service. Our Board of Directors may provide in the applicable award agreements for actions that will be taken upon a grantee's separation from service from the Company, including but not limited to, accelerated vesting or termination of awards.

Tax Withholding and Tax Offset Payments. We will have the right to deduct from payments of any kind otherwise due to a grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares of stock upon the exercise of an Option or pursuant to an award.

Term of Plan. Unless earlier terminated by our Board of Directors, the authority to make grants under the Amended and Restated Plan will terminate on April 14, 2024.

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Amendment and Termination. Our Board of Directors may, at any time and from time to time, amend, suspend, or terminate the Amended and Restated Plan as to any shares of stock as to which awards have not been made. An amendment will be contingent on approval of our shareholders to the extent stated by our Board of Directors, required by applicable law or required by applicable stock exchange listing requirements. No Awards will be made after termination of the Amended and Restated Plan. No amendment, suspension, or termination of the Amended and Restated Plan will, without the consent of the grantee, impair rights or obligations under any award theretofore awarded under the Amended and Restated Plan.

Federal Income Tax Consequences. The following is a summary of the general federal income tax consequences to the Company and to U.S. taxpayers of awards granted under the Amended and Restated Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different. Special rules limit the deductibility of compensation paid to our CEO and to each of our four most highly compensated executive officers. Under Section 162(m), the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1 million. Historically, there was an exception to this annual $1 million limit for qualifying performance-based compensation, but this exception was eliminated by the Tax Cuts and Jobs Act of 2017. While there is no longer an exception under Section 162(m), we intend to rely on Treasury Regulation Section 1.162-27(f) which provides that the deduction limit of Section 162(m) does not apply to any remuneration paid pursuant to a compensation plan or agreement that existed during the period in which the company was not publicly held. Additionally, after the expiration of the grandfather period, we can preserve the deductibility of compensation over $1 million for certain performance-based awards made before November 2, 2017 if certain conditions of Section 162(m) were met.

Vote Required for Approval

The Board has approved the Amended and Restated 2014 Equity Incentive Plan, subject to stockholder approval. The foregoing Proposal 3 will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy. This Proposal 3 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions.  Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 3.

Board Recommendation

The Board unanimously recommends a vote “FOR” the Amended and Restated 2014 Equity Incentive Plan Proposal.

PROPOSAL 4

APPROVAL OF ADVISORY RESOLUTION ON NAMED EXECUTIVE OFFICER COMPENSATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY RESOLUTION ON NAMED EXECUTIVE OFFICER COMPENSATION

General

In accordance with the requirements of Section 14A of the Exchange Act, and the related rules of the SEC, we are providing stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers, as disclosed in this Proxy Statement. This advisory vote, commonly known as a “say-on-pay” vote, gives our stockholders an opportunity to express their views on our named executive officers’ compensation.

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We urge stockholders to read the “Executive and Director Compensation” section of this Proxy Statement, including the Summary Compensation Table and other related compensation tables and narratives included therein, which provide detailed information on the compensation of our named executive officers.

Board Recommendation

We are asking our stockholders vote “FOR” the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the related narrative discussion.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on our Board, however the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “EVERY YEAR” FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

General

Pursuant to Section 14A of the Exchange Act, we are asking stockholders to vote on whether future advisory votes on executive compensation in the nature reflected in Proposal 4 should occur every year, every two years, or every three years.

Board Recommendation

After careful consideration, the Board has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time. Voting every year, rather than every two or three years, will provide stockholders the opportunity to annually express their views on the Company’s executive compensation, such that the Company and the Compensation Committee can consider stockholder input and make adjustments, if deemed appropriate, each year.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Stockholders will be able to specify one of four choices for this proposal on the proxy card: every year, every two years, every three years, or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

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BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers, our current directors, and our director nominees who have been nominated for election as directors at the Annual Meeting, the positions held by them and their ages as of April 29, 2020 are as follows:

Name	Age	Position(s)
Leslie McDonnell	47	Chief Executive Officer, President, Director and director nominee
Roger Susi	66	Chairman of the Board, Chief Technology Officer, Director, director nominee, and Chairman of the Board nominee
Chris Scott	49	Chief Financial Officer and Corporate Secretary
Francis Casey(1)	65	Vice President of Regulatory and Quality Assurance
Steve Nardi	58	Vice President of Manufacturing
Louis Waldman	64	Controller
Monty Allen (2)(3)	67	Director and director nominee
Anthony Vuoto (2)(3)	69	Director and director nominee
James Hawkins (2)(3)	64	Director and director nominee

(1)	On February 26, 2020, Mr. Casey announced his retirement from the Company effective June 30, 2020.
(2)	Member of the Audit Committee
(3)	Member of the Compensation Committee

Information Concerning Directors and Nominees

Roger Susi. Nominee. Mr. Susi is the founder of our Company and has served as a member of our Board of Directors since inception. Mr. Susi also served as our Chief Executive Officer and President from inception until August 2019, when he took the role of Chief Technology Officer. He has over 35 years of management experience in the medical device industry, including as a founder, Chairman and Chief Executive Officer of Invivo Research Inc., a medical device company and the predecessor to Invivo Corporation, which established MRI-safe patient monitoring. Mr. Susi served as a director of Invivo Corporation from 1998 through 2000 and as President of Invivo Research Inc. from 1979 through 1998. Mr. Susi is a biomedical engineer and received a B.S. in Biomedical Engineering from Case Western Reserve University in 1977. We believe Mr. Susi’s extensive experience in the medical device industry and intimate knowledge of our Company as one of our founders qualify him to serve as Chairman of our Board of Directors.

Leslie McDonnell. Nominee. Ms. McDonnell was appointed President and Chief Executive Officer of our Company in August 2019 and has served as a member of our Board of Directors since that time. Ms. McDonnell is a healthcare business executive with extensive global experience in medical devices, supplies and equipment. She most recently served as Vice President and General Manager of the Newborn Care business unit at Natus Medical from 2018 to 2019. Prior to joining Natus Medical, she was the Global Business Vice President for the Critical & Chronic Care Solutions Division of 3M Healthcare from 2013 to 2018. From 2001 to 2013, Ms. McDonnell held senior leadership positions at Medtronic in corporate M&A, business development, new therapy and product development, and marketing and business management. She holds a Bachelor of Science in Business and a Masters of Business Administration as an International Business Fellow from the Carlson School of Management at the University of Minnesota. We believe that Ms. McDonnell's experience and expertise in healthcare leadership qualify her to serve on our Board of Directors.

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Monty Allen. Nominee. Mr. Allen has served as a member of our Board of Directors since January 2014. Mr. Allen served as Chief Financial Officer, Secretary and Treasurer of LENSAR, Inc., a medical device business from 2005 through 2011 and continued to serve LENSAR in other capacities until 2016. From 2011 to 2019, Mr. Allen has served several other businesses as a consultant. Mr. Allen has more than 40 years of accounting and finance experience including service as Chief Financial Officer of three publicly-held companies in biotech, medical and optical technologies. Mr. Allen is a licensed CPA in Florida. Mr. Allen received a B.S. in Accounting and International Business from Florida State University in 1974 and an M.B.A. in General Management from Harvard University in 1978. We believe that Mr. Allen’s experience and expertise in the fields of accounting and finance qualify him to serve on our Board of Directors.

Anthony Vuoto. Nominee. Mr. Vuoto was appointed to our Board of Directors in March 2016.  From 2009 to February 2016, Mr. Vuoto was General Manager of Retail Payment Solutions at US Bank.  Throughout his career, Mr. Vuoto has held senior leadership positions in several financial institutions and has focused on operations, treasury, investor relations, business development, financial planning and reporting.  Mr. Vuoto received an A.B. in Economics from Princeton University in 1973 and an M.B.A. in Finance from the Wharton Graduate School of Business in 1975.  We believe that Mr. Vuoto’s experience and expertise in the fields of strategy and organizational development qualifies him to serve on our Board of Directors.

James Hawkins. Nominee. Mr. Hawkins previously served on our Board of Directors from 2013 to 2016 and was elected again to serve on our Board of Directors in 2019. From 2004 to 2018, Mr. Hawkins was the President and Chief Executive Officer of Natus Medical, Inc., a leading manufacturer of medical devices and software and a service provider for the newborn care, neurology, sleep, hearing and balance markets. Currently he serves as a director of El Dorado Resorts Inc. and OSI Systems, Inc. Prior to Natus, Mr. Hawkins was President, Chief Executive Officer, and a Director of Invivo Corporation, a provider of MRI-safe patient monitoring and the Chief Financial Officer of Sensor Control Corporation. He earned his undergraduate degree in Business Commerce from Santa Clara University and holds a Masters of Business Administration degree from San Francisco State University. In addition to his direct management experience in the medical device area, Mr. Hawkins has extensive investor contacts and experience with the public markets which we believe qualifies him to serve on our Board of Directors.

Information Concerning Executive Officers Who are Not Directors

Chris Scott. Mr. Scott has served as our Chief Financial Officer and Corporate Secretary since December 2013. Mr. Scott has extensive experience in finance and accounting.  Mr. Scott held a management position at Darden Restaurants, Inc. from 2010 to 2013, where he provided accounting and reporting oversight. From 2002 to 2010, Mr. Scott served as an auditor and senior manager at KPMG LLP. Mr. Scott received a B.S. in Accounting from the University of Central Florida in 2002.

Francis Casey. Mr. Casey has served as our Vice President of Quality Assurance and Regulatory Affairs since 2004.  Mr. Casey is a biomedical engineer with more than 35 years of experience in the medical device field as a regulatory professional for large and medium sized companies.  His experience includes generating and/or obtaining FDA 510(k) clearances for over 50 Class II and III medical devices, including infusion products, and establishing ISO and FDA quality assurance systems.  Mr. Casey brings to our Company more than 20 years of MRI compatible product experience.  Mr. Casey received a B.S. in Biomedical Engineering from Temple University in 1978. As previously disclosed, Mr. Casey announced his retirement from the Company effective June 30, 2020.

Steve Nardi. Mr. Nardi has served as our Vice President of Manufacturing since 2013.  Mr. Nardi possesses over 25 years of engineering experience in the medical device industry, including senior management and principal engineer roles.  Mr. Nardi received a B.S. in Engineering Technology from Northeastern University Boston in 2003 and an M.S. in Technology Commercialization from Northeastern University Boston in 2010.

Louis Waldman. Mr. Waldman has served as our Controller since 2005. Mr. Waldman brings more than 35 years of professional accounting experience in the medical device and oil refining industries.  Mr. Waldman previously served as controller and Vice President of Finance at Invivo Research Inc. before joining us in 2005.  Mr. Waldman received a B.S. in Accounting from Case Western Reserve University in 1977.

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Corporate Governance

Board Leadership Structure. In keeping with good corporate governance practices, we maintain a majority of independent directors and our committees are comprised solely of independent directors.  We do not require our Chairman of the Board be an independent director.

Board Role in Risk Oversight. One of the key functions of our Board is informed oversight of our risk management process.  Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through two Board standing committees (Audit and Compensation) that address risks inherent in their respective areas of oversight.  In particular, our Board is responsible for monitoring and assessing strategic and medical regulatory risk exposures, and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures.  The audit committee also has the responsibility to issue guidelines and policies to govern the process by which financial accounting and reporting risk assessment and management is undertaken, monitor compliance with related legal and regulatory requirements, and oversee the performance of our internal audit function.  Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.

Director Independence. The Board makes an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would impair their independence.  In connection with these determinations, the Board reviews information regarding transactions, relationships and arrangements involving the Company and its businesses and each director that it deems relevant to independence.  We deem that Mr. Susi and Ms. McDonnell are not independent as that term is defined by NASDAQ 5605(a)(2) because Mr. Susi serves as our Chief Technology Officer and Ms. McDonnell serves as our President and Chief Executive Officer.  We deem that Anthony Vuoto, Monty Allen, and James Hawkins are independent as that term is defined by NASDAQ 5605(a)(2).

Director Nominations. Our Board does not have a standing nominating committee. As opposed to delegating such functions to a sub-group of the Board, it has been the Company’s preference to involve all of the Board members in the nomination process.  All of the members of the Board consider and recommend candidates for election to the Board and nominees for committee memberships and committee chairs.  Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills, experience relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment.  The Board seeks individuals from backgrounds of relevant industry and strategic experience that, in concert, offer us and our stockholders varied opinions and insights in the areas most important to us and our corporate mission.  We do not have a formal policy concerning the diversity of the Board.  All director candidates must have time available to devote to the activities of the Board.  We also consider the independence of director candidates, including the appearance of any conflict in serving as a director.  A director who does not meet all of these criteria may still be considered for nomination to the Board, if our independent directors believe that the candidate will make an exceptional contribution to us and our stockholders.

Generally, when evaluating and recommending candidates for election to the Board, the Board will conduct candidate interviews, evaluate biographical information and background material and assess the skills and experience of candidates in the context of the then current needs of the Company.  In identifying candidates, the Board may also seek input from our executive officers and consider recommendations by employees, business and industry contacts, third-party search firms and any other sources deemed appropriate by such directors.  The Board will also consider director candidates recommended by stockholders to stand for election at the annual meeting of stockholders so long as such recommendations are submitted in accordance with the procedures described below under “Stockholder Recommendations for Board Candidates.”

Executive Sessions. Non-management directors may meet in executive sessions without our management.  Non-management directors are those directors who are not also our executive officers and include directors, if any, who are not independent by virtue of the existence of a material relationship with our company.  Executive sessions are led by our audit committee chairman.  An executive session is sometimes held in conjunction with regularly scheduled audit committee meetings and other sessions may be called by the audit committee chairman in his own discretion or at the request of the Board of Directors.

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The Board and Board Committees

The Board. The Board met five times during 2019, four of which were regularly scheduled meetings and one of which was a special meeting. During 2019, each incumbent director attended 100% of the Board meetings.  Directors are not required to attend annual meetings of our stockholders, however, Messrs. Susi and Allen attended the 2019 annual meeting.

Board Committees. Our Board includes an Audit Committee and a Compensation Committee.  Our Audit and Compensation Committees are comprised solely of independent board members.  The Audit Committee held 12 meetings during 2019 and the Compensation Committee held 4 meetings during 2019.

Audit Committee. Our Audit Committee currently consists of Mr. Allen, who is the chair of the Committee, Mr. Hawkins and Mr. Vuoto, each of whom has been determined by our Board to be independent in accordance with NASDAQ and SEC standards.  Mr. Allen is an “audit committee financial expert” as the term is defined under the SEC regulations.  The Audit Committee operates under a written charter.  The functions of the Audit Committee include:

•	overseeing our evaluation and engagement of independent registered public accountants;

•	reviewing our audited financial statements and discussing them with the independent registered public accountants and our management;

•	meeting with the independent registered public accountants and our management to consider the adequacy of our internal controls; and

•	reviewing our financial plans, reporting recommendations to our full Board for approval and authorizing actions.

Both our independent registered accounting firm and internal financial personnel may meet with our Audit Committee and have unrestricted access to the Audit Committee.

Compensation Committee. Our Compensation Committee currently consists of Mr. Vuoto, who is chairman of the committee, Mr. Hawkins and Mr. Allen, each of whom have been determined by our Board to be independent in accordance with NASDAQ standards.  The Compensation Committee operates under a written charter.  The functions of the Compensation Committee include:

•	reviewing and, if deemed appropriate, recommending to our Board policies, practices, and procedures relating to the compensation of our directors, officers, and other managerial employees and the establishment and administration of our employee benefit plans;

•	determining or recommending to the Board the compensation of our executive officers; and

•	advising and consulting with our officers regarding managerial personnel and development.

Code of Ethics and Conduct.

Our Board adopted a code of business ethics and conduct (the “Code of Ethics”), applicable to all of our executives, directors and employees.  The Code of Ethics is available in print to any stockholder that requests a copy.  Copies may be obtained by contacting Investor Relations at our corporate headquarters.  Our Code of Ethics is also available on our website at www.iradimed.com.  We intend to make any disclosures regarding amendments to, or waivers from, the Code of Business Conduct required under Form 8-K by posting such information on our website.

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Family Relationships.

There are no family relationships among the individuals comprising our Board of Directors and executive officers.

Stockholder Recommendations for Board Candidates

The Board will consider qualified candidates for directors recommended and submitted by stockholders.  Submissions that meet the then current criteria for board membership are forwarded to the Board for further review and consideration.  The Board will consider a recommendation only if the informational and other requirements set forth in our bylaws are met.  The Board will evaluate any such candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members.  To submit a recommendation for a nomination, a stockholder must write to the Company’s Corporate Secretary, at our principal office, Attention:  Chris Scott, Corporate Secretary.

Stockholder Communications with the Board

Stockholders may, at any time, communicate with any of our directors by mailing a written communication to IRADIMED CORPORATION, 1025 Willa Springs Drive, Winter Springs, FL 32708, Attention: Chris Scott, Corporate Secretary.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors.  The Corporate Secretary will then forward such correspondence, without editing or alteration, to the Board or to the specified director(s) on or prior to the next scheduled meeting of the Board.  The Board will determine the method by which such submissions will be reviewed and considered.  The Board may also request the submitting stockholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

EXECUTIVE AND DIRECTOR COMPENSATION

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders.  We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances.

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Summary Compensation Table

The following table sets forth total compensation earned by our named executive officers, who are comprised of our principal executive officer and our next two most highly compensated executive officers for the years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Stock Awards(1)	All Other Compensation		Total
		($)	($)	($)	($)	($)		($)
Leslie McDonnell (2)	2019	138,462	136,265	1,169,000	2,166,655	170,448	(3)	3,780,830
Chief Executive Officer and President	2018	N/A	N/A	N/A	N/A	N/A		N/A

Roger Susi (4)	2019	288,174	200,281	—	—	—		488,455
Chief Technology Officer	2018	278,512	216,068	—	—	—		494,580

Chris Scott	2019	221,029	107,180	—	249,987	9,557	(5)	587,753
Chief Financial Officer	2018	223,567	115,628	—	159,995	9,261	(5)	508,451

Brent Johnson (6)	2019	235,429	143,031	—	—	11,132	(5)	389,592
Executive VP of Worldwide Sales and Marketing	2018	248,625	154,305	—	39,980	11,000	(5)	453,910

(1)	This amount reflects the aggregate grant date fair value computed in accordance with ASC Topic 718.
(2)	Ms. McDonnell was appointed Chief Executive Officer and President in August 2019. Ms. McDonnell is also a member of our Board of Directors but does not receive any compensation for her service as a director.
(3)	Ms. McDonnell’s other compensation includes $167,986 for the reimbursement of relocation costs incurred by her and $2,462 for our matching contributions to her 401(k) retirement plan.
(4)	Mr. Susi served as our Chief Executive Officer and President from inception until August 2019 when he was appointed our Chief Technology Officer. Mr. Susi also serves as Chairman of our Board of Directors but does not receive any compensation for his service as a director.
(5)	This amount represents our matching contributions to the executive officer’s contributions to their respective 401(k) retirement plans.
(6)	Mr. Johnson retired from the Company effective April 10, 2020.

Narrative Disclosure to Summary Compensation Table

Leslie McDonnell

In July 2019, we entered into an employment agreement with Leslie McDonnell in connection with Ms. McDonnell’s appointment as President and Chief Executive Officer. The agreement provides for a base salary of $400,000 per year, with eligibility for an annual cash bonus targeted at 100% of her salary and an annual equity bonus targeted at $500,000 in restricted stock units, which amounts may be adjusted by the Board of Directors based on Ms. McDonnell’s performance against goals established by the Board of Directors. On her hire date, Ms. McDonnell received a grant of restricted stock units totaling $2,000,000 in value using the Company’s closing stock price on the day preceding her hire date. Ms. McDonnell’s restricted stock units are in accordance with the terms of our 2014 Equity Incentive Plan and vest in four equal annual installments. Upon vesting, Ms. McDonnell will receive a number of shares of common stock equal to the number of restricted stock units that have vested. Also, on her hire date, Ms. McDonnell received a grant of stock options to purchase 50,000 shares of common stock in accordance with the terms of our 2014 Equity Incentive Plan. In addition, we paid certain relocation expenses for Ms. McDonnell. The employment agreement continues until terminated by us or by Ms. McDonnell in accordance with the terms of the agreement. If Ms. McDonnell is terminated by us without cause or she terminates her employment with us for good reason, each as defined under the agreement, we must pay her an amount equal to twelve months base salary. In the event that we are involved in a change of control transaction, which generally means the transfer of ownership of more than 50% of our shares, and Ms. McDonnell terminates her employment with us for good reason, we must pay her an amount equal to eighteen months base salary. The agreement also contains non-solicitation, non-compete and confidentiality provisions.

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Roger Susi

In July 2019, we entered into an employment agreement with Roger Susi in connection with Mr. Susi’s appointment as Chief Technology Officer. The agreement provides for a base annual salary of $289,931, eligibility for annual bonuses with a targeted value of 75% of his then prevailing annual salary based upon discretion of the Board of Directors and overall profitability of the Company, and eligibility for standard employee benefits. The agreement continues until terminated by us or by Mr. Susi in accordance with the terms of the agreement. If Mr. Susi is terminated by us without cause or he terminates his employment with us for good reason, each as defined under the agreement, we must pay him an amount equal to 12 months base salary. In the event that we are involved in a change of control transaction, which generally means the transfer of ownership of more than 50% of our shares, and Mr. Susi terminates his employment with us for good reason, we must pay him an amount equal to three times his then current annual salary. The employment agreement also contains non-solicitation, non-compete, and confidentiality provisions and an employee innovation and proprietary information assignment to us by Mr. Susi of any of his inventions or innovations.

Chris Scott

We entered into an employment agreement with Chris Scott as our Chief Financial Officer in December 2013, pursuant to which we agree to compensate Mr. Scott at a base annual salary of $145,000, with eligibility for merit increases to the base salary, annual bonuses and standard employee benefits.  After taking into account subsequent merit increases, Mr. Scott’s base annual salary under the employment agreement is currently $275,000.  The employment agreement also provides for a one-time grant of stock options exercisable to purchase 96,250 shares of our common stock. The agreement continues until terminated by us or by Mr. Scott in accordance with the terms of the agreement.  If Mr. Scott is terminated by us without cause or he terminates his employment with us for good reason, each as defined under the agreement, we must pay him an amount equal to six months base salary.  In the event that we are involved in a change of control transaction, which generally means the transfer of ownership of more than 50% of our shares, and Mr. Scott terminates his employment with us for good reason, we must pay him an amount equal to his then current annual salary but no less than $145,000.  The agreement also contains non-solicitation, non-compete and confidentiality provisions.

Brent Johnson

We entered into a written employment agreement in December 2011 with Brent Johnson, our former Executive Vice President of Worldwide Sales and Marketing.  Prior to his retirement from the Company effective April 10, 2020, Mr. Johnson’s employment agreement provided for a base annual salary of $175,000, with eligibility for merit increases to the base salary, annual bonuses and standard employee benefits.  After taking into account subsequent merit increases, Mr. Johnson’s base annual salary under the employment agreement at the time of his retirement was $269,172.  The agreement continued until terminated by us or by Mr. Johnson in accordance with the terms of the agreement.  If Mr. Johnson was terminated by us without cause or he terminated his employment with us for good reason, we must pay him an amount equal to 12 months base salary.  In the event that we are involved in a change of control transaction, which generally means the transfer of ownership of more than 50% of our shares, and Mr. Johnson terminated his employment with us for good reason, we must pay him an amount equal to his then current annual salary.  The employment agreement also contained non-solicitation, non-compete and confidentiality provisions.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning the outstanding equity awards for each named executive officer and director as of December 31, 2019.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Roger Susi	—	—		—	—	—	—

Leslie McDonnell	—	50,000	(1)	21.13	8/19/2029	—	—
	—	—		—	—	94,652	2,212,964
	—	—		—	—	7,284	170,300

Chris Scott	35,000	—		9.84	12/15/2024	—	—
	—	—		—	—	10,926	255,450
	—	—		—	—	3,417	79,889
	—	—		—	—	4,725	110,471
	—	—		—	—	5,904	138,036

Brent Johnson	126,468	—		0.93	11/1/2022	—	—
	149,820	—		1.48	12/31/2023	—	—
	—	—		—	—	1,181	27,612
	—	—		—	—	1,476	34,509
	—	—		—	—	750	17,535

Monty Allen	10,000	—		7.10	9/29/2024	—	—
	—	—		—	—	1,969	46,035
	—	—		—	—	4,370	102,171

Anthony Vuoto	—	—		—	—	1,969	46,035
	—	—		—	—	4,370	102,171

James Hawkins	17,500	—		1.29	11/20/2022	—	—
	140,000	—		1.48	12/31/2023	—	—
	10,000	—		9.84	12/15/2024	—	—
	10,000	—		7.10	9/29/2024	—	—
	—	—		—	—	4,370	102,171
	—	—		—	—	2,536	59,292

(1)	This option was granted on August 19, 2019 and vests over four years in equal annual installments commencing on the first anniversary of the grant date.

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Securities Authorized For Issuance Under Equity Compensation Plans

The following table presents information as of December 31, 2019 regarding compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (2)
Equity compensation plans approved by security holders	935,908(3)	$4.31	198,966
Equity compensation plans not approved by security holders	—	—	—
Total	935,908	$4.31	198,966

(1)	Represents stock options outstanding under the Company’s 2005 Incentive Stock Plan and the Company’s 2014 Equity Incentive Plan and restricted stock units outstanding under the Company’s 2014 Equity Incentive Plan.
(2)	Represents shares available for issuance under the Company’s 2014 Equity Incentive Plan.
(3)	Consists of 638,860 stock options with a weighted average exercise price of $4.31 and 297,048 restricted stock units.

Employee Benefit Plans

2005 Incentive Stock Plan

In connection with the merger agreement effecting the reincorporation of our Oklahoma entity into the newly formed Delaware corporation in April 2014, the Delaware corporation assumed all obligations associated with the Oklahoma corporation’s 2005 Incentive Stock Plan (the “2005 Plan”).  The 2005 Plan was terminated as of the date of the merger and no new awards will be granted under the 2005 Plan.  All outstanding stock options under the 2005 Plan were assumed and adopted, subject to the 1.75:1 conversion ratio of the merger, by the Company and continue, to the extent yet unexercised and unexpired, to be outstanding and governed by the 2005 Plan.  Upon expiration of any outstanding options under the 2005 Plan, the corresponding number of shares of common stock reserved will be cancelled and will not be made available for issuance under our new plan described below.  As of December 31, 2019, options to purchase a total of 490,225 shares of common stock were issued and outstanding under the 2005 Plan.

2014 Equity Incentive Plan

In April 2014, our Board adopted and the stockholders approved the IRADIMED CORPORATION 2014 Equity Incentive Plan (the “2014 Plan”).  1,000,000 shares of common stock have been reserved for issuance under the 2014 Plan.  Any shares covered by an award that are forfeited, expired, cancelled, settled in cash, settled by issuance of fewer shares than the amount underlying the award, or otherwise terminated without delivery of shares to the grantee, will be available for future grants under the 2014 Plan.  The following types of awards are available for grant under the 2014 Plan: ISOs, non-qualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards and other stock-based awards and cash awards.  Unless earlier terminated by our Board, the authority to make grants under the 2014 Plan will terminate on April 14, 2024.

Eligibility to participate in the 2014 Plan is limited to such employees, officers, directors, consultants and advisors of the Company, or of any affiliate, as our Board may determine and designate from time to time.  The exercise price per share of an ISO or NSO (together, “Options”) will in no event be less than 100% of the fair market value per share of our stock underlying the award on the grant date.  The grant price of a SAR will be fixed at the fair market value of a share of stock on the date of grant. Our Board determines when an Option or SAR will become exercisable and includes such information in the award agreement.  Options and SARs will expire at such time as our Board determines; provided, however that no Option may be exercised more than ten years from the date of grant, or in the case of an ISO held by a Ten Percent Shareholder, not more than five years from the date of grant.

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As of December 31, 2019, 297,048 restricted stock units and 148,635 options to purchase shares of common stock were issued and outstanding under the 2014 Plan. If Proposal 3 is approved, a total of 2,000,000 shares of common stock will be reserved for issuance under the Amended and Restated Plan. If the Amended and Restated Plan is approved, a total of 1,198,966 shares of our common stock will be available for issuance under the Amended and Restated Plan.

Limitations of Director Liability and Indemnification of Directors, Officers, and Employees

As permitted by the Delaware General Corporation Law, provisions in our charter and amended and restated bylaws limit or eliminate the personal liability of our directors.  Consequently, directors will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or

•	any transaction from which the director derived an improper personal benefit.

These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies, such as an injunction or rescission.

In addition, our charter and amended and restated bylaws provide that:

•	we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to limited exceptions, including an exception for indemnification in connection with a proceeding (or counterclaim) initiated by such persons; and

•	we will advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to limited exceptions.

We maintain general liability insurance that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons who control our company, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty.  These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders.  Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.  We believe that these provisions and the insurance are necessary to attract and retain talented and experienced directors and officers.

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Director Compensation

We compensate non-employee members of the Board of Directors.  Directors who are also employees do not receive cash or equity compensation for service on the Board of Directors in addition to compensation payable for their service as our employees.  The non-employee members of our Board of Directors are reimbursed for travel, lodging, and other reasonable expenses incurred in attending Board of Directors or committee meetings.

The following table sets forth summary information concerning the compensation awarded to, paid to, or earned by the non-employee members of our Board of Directors for the fiscal year ended December 31, 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Anthony Vuoto	52,500	99,986(1)	—	—	152,486
Monty Allen	55,000	99,986(2)	—	—	154,986
James Hawkins (3)	25,838	149,970(4)	—	4,104	179,912
Jonathan Kennedy (5)	21,662	—	—	—	21,662

(1)	Mr. Vuoto had an aggregate number of 6,339 stock awards outstanding as of December 31, 2019.
(2)	Mr. Allen had an aggregate number of 6,339 stock awards outstanding as of December 31, 2019.
(3)	Mr. Hawkins was elected to serve as a director during 2019. Other Compensation paid to Mr. Hawkins is for his service as an advisor to the Board prior to his election as a director.
(4)	Mr. Hawkins had an aggregate number of 6,906 stock awards outstanding as of December 31, 2019.
(5)	Mr. Kennedy served as a director during 2019, however did not stand for re-election at the 2019 annual meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described above in “Executive and Director Compensation,” the following is a description of each transaction since January 1, 2018 and each currently proposed transaction in which (i) we have been or are to be a participant, (ii) the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end, and (iii) any of our directors, executive officers, holders of more than 5% of our capital stock, or any member of their immediate families or persons sharing their household had or will have a direct or indirect material interest.

Lease of Property from CEO

In January 2014, we entered into a lease, commencing July 1, 2014, for a new facility in Winter Springs, Florida owned by Susi, LLC, an entity controlled by our Chairman of the Board and Chief Technology Officer, Roger Susi. Pursuant to the terms of our lease for this property, the monthly base rent is $34,133, adjusted annually for changes in the consumer price index. Prior to May 31, 2019, the expiration date of the initial lease term, and pursuant to the terms of the lease contract, we renewed the lease for an additional five years, resulting in a new expiration date of May 31, 2024. Unless advance written notice of termination is timely provided, the lease will automatically renew for one additional successive term of five years beginning in 2024, and thereafter will be renewed for successive terms of one year each.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth, as of March 31, 2020, certain information with respect to the beneficial ownership of our common stock by:

•         each of our named executive officers;

•         each of our directors;

•         all of our directors and executive officers as a group; and

•         each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

We have determined the number and percentage of shares beneficially owned by such person in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This information does not necessarily indicate beneficial ownership for any other purpose.  Except as otherwise noted, the address of each person or entity in the following table is c/o IRADIMED CORPORATION, 1025 Willa Springs Drive, Winter Springs, FL 32708.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percentage
5% Stockholders
Directors and Named Executive Officers(1)
Roger Susi(2)	5,761,550	48.1%
Leslie McDonnell	—	*	%
Chris Scott(3)	56,032	*	%
Brent Johnson(4)	142,032	1.2%
Monty Allen(5)	26,283	*	%
Anthony Vuoto	16,340	*	%
James Hawkins(6)	177,500	1.5%
All directors and executive officers as a group (10 persons)	6,290,711	50.9%

*Indicates less than one percent.

(1)	Percentage of ownership is based on 11,970,937 shares of our common stock issued and outstanding as of March 31, 2020. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2)	Includes 1,015,550 shares of common stock held by the Roger E. Susi Revocable Trust, 2,362,500 shares of common stock held by the Matthew Susi 2008 Dynasty Trust, and 2,362,500 shares of common stock held by the Phillip Susi 2008 Dynasty Trust. Roger Susi is the settlor and trustee of the Roger E. Susi Revocable Trust. Roger Susi is the settlor of the Matthew Susi 2008 Dynasty Trust and the Phillip Susi 2008 Dynasty Trust, which are irrevocable, but for which Roger Susi holds rights as the settlor to substitute the assets of the trusts in certain circumstances. J. Richard Susi, the brother of Roger Susi, is the trustee for the Matthew Susi 2008 Dynasty Trust and the Phillip Susi 2008 Dynasty Trust.
(3)	Includes 35,000 shares of common stock issuable upon exercise of share options that are currently exercisable or exercisable within 60 days.
(4)	Includes 135,685 shares of common stock issuable upon exercise of share options that are currently exercisable or exercisable within 60 days and 3,407 restricted stock units that will vest within 60 days.
(5)	Includes 5,000 shares of common stock issuable upon exercise of share options that are currently exercisable or exercisable within 60 days.
(6)	Includes 177,500 shares of common stock issuable upon exercise of share options that are currently exercisable or exercisable within 60 days.

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AUDIT COMMITTEE REPORT

The following audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

Our Audit Committee is composed of “independent” directors, as determined by our Board in accordance with NASDAQ and SEC standards.  The Audit Committee has certain duties and powers as described in its written charter adopted by the Board.  A copy of the charter can be found on our website at www.iradimed.com.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, relating to financial accounting and reporting, the evaluation and engagement of our independent registered public accountants, and assessing the adequacy of internal controls.  Management is responsible for preparation, presentation, and integrity of our financial statements as well as our financial reporting process, accounting policies, internal control over financial reporting, and disclosure controls and procedures.  The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed with management our audited financial statements for the year ended December 31, 2019.  In addition, the Audit Committee has discussed with RSM US LLP, our independent auditors, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee has met separately with management and with RSM US LLP.  The Audit Committee has also received the written disclosures and the letter from RSM US LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM US LLP’s communications with the Audit Committee concerning independence and has discussed with RSM US LLP its independence.

Based on the review and discussions referred to above and relying thereon, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

FUTURE STOCKHOLDER PROPOSALS

To have a proposal intended to be presented at our 2021 annual meeting of stockholders be considered for inclusion in the proxy statement and form of proxy relating to that meeting, a stockholder must deliver written notice of such proposal in writing to the Corporate Secretary at our corporate headquarters no later than December 31, 2020 (unless the date of the 2021 annual meeting of stockholders is not within thirty (30) days of June 12, 2021, in which case the proposal must be received no later than a reasonable period of time before we begin to print and send our proxy materials for our 2021 annual meeting). Such proposal must also comply with Rule 14a-8 of the Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our proxy materials.  We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Our bylaws set forth the procedures a stockholder must follow in order to nominate a director for election or present any other proposal at an annual meeting of our stockholders, other than proposals intended to be included in our proxy materials. In addition to other applicable requirements, for a stockholder to properly bring business before the 2021 annual meeting of stockholders, the stockholder must give notice thereof in proper written form, including all required information, to our Corporate Secretary at our corporate headquarters, no later than the close of business on the March 14, 2021, nor earlier than the close of business on February 12, 2021. For more information, and more detailed requirements, please refer to our Third Amended and Restated Bylaws, filed as Exhibit 3.2 to our Current Report on Form 8-K (File No. 001-36534), filed with the SEC on September 19, 2018.

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NO DISSENTERS’ RIGHTS

Under the Delaware General Corporation Law, our holders of Common Stock are not entitled to dissenters’ rights with respect to any of the Proposals, and we will not independently provide such holders with any such right.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, two or more stockholders who share an address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials by e-mail will receive only one copy of the 2019 Annual Report and this Proxy Statement, unless we have received contrary instructions from one or more of the stockholders. Any stockholder of record at a shared address to which a single copy of the 2019 Annual Report and this Proxy Statement was delivered may request a separate copy of the 2019 Annual Report and this Proxy Statement.  If you would like to request additional copies of the proxy statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to us at 1025 Willa Springs Drive, Winter Springs, FL 32708 Attention: Chris Scott or telephoning us at (407) 677-8022.

FURNISHING ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person whose proxy is solicited, upon the written request of such person, a copy of the 2019 Annual Report as filed with the SEC, including the financial statements and financial statement schedules (upon request, exhibits thereto will be furnished subject to payment of a specified fee). Requests for copies of such report should be directed to us at 1025 Willa Springs Drive, Winter Springs, FL 32708 Attention: Chris Scott, to the attention of our Corporate Secretary, Chris Scott.

ANNUAL MEETING PROXY MATERIALS; RESULTS

Copies of this Proxy Statement and proxy materials ancillary hereto may be found on our website at www.iradimed.com and at www.proxyvote.com.  We intend to publish final results from the Annual Meeting in a Current Report on Form 8-K, which will be filed with the SEC within four (4) business days from the Annual Meeting, or as amended thereafter.  You may obtain a copy of this and other reports free of charge by visiting www.iradimed.com or visiting http://www.sec.gov.

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Annual Meeting.  However, if any other matter shall properly come before the Annual Meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Chris Scott
Chris Scott
Corporate Secretary
Dated: April 29, 2020

Winter Springs, Florida

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Appendix A

IRADIMED CORPORATION

AMENDED AND RESTATED
2014 EQUITY INCENTIVE PLAN

Iradimed Corporation, a Delaware corporation (the “Company”), sets forth herein the terms of its Amended and Restated 2014 Equity Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan, which amends and restates the Iradimed Corporation 2014 Equity Incentive Plan, originally effective April 14, 2014, is intended to enhance the ability of the Company and its Affiliates (as defined herein) ability to attract and retain highly qualified officers, non-employee members of the Board, key employees, consultants and advisors, and to motivate such officers, non-employee members of the Board, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.            “Acquiror” shall have the meaning set forth in Section 15.2.1.

2.2.            “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.3.            “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-based Award or cash award under the Plan.

2.4.            “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.5.            “Board” means the Board of Directors of the Company.

2.6.            “Business Combination” shall have the meaning set forth in Section 15.2.2.

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2.7.            “Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, as determined by the Company and unless otherwise provided in an applicable Award Agreement: (i) the commission of any act by a Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) a Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment which, as determined in good faith by the Board, would: (A) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (B) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by a Grantee to follow the directives of the chief executive officer of the Company or any of its Affiliates or the Board, or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its Affiliates.

2.8.            “Change in Control” shall have the meaning set forth in Section 15.2.2.

2.9.            “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

2.10.        “Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board. The Compensation Committee of the Board may, in its discretion, designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee). Following the Initial Public Offering, (i) the Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed; (ii) for purposes of Awards to Covered Employees intended to constitute Performance Awards, to the extent required by Code Section 162(m), Committee means all of the members of the Compensation Committee who are “outside directors” within the meaning of Section 162(m) of the Code; and (iii) for purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

2.11.        “Company” shall have the meaning set forth in the preamble.

2.12.        “Common Stock” or “Stock” means a share of common stock of the Company, par value $0.0001 per share.

2.13.        “Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Rule 701 of the Securities Act (during any period in which the Company is not a public company subject to the reporting requirements of the Exchange Act) or Form S-8 (during any period in which the Company is a public company subject to the reporting requirements of the Exchange Act).

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2.14.        “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m)(3) of the Code as qualified by Section 12.4.

2.15.        “Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, as determined by the Company and unless otherwise provided in an applicable Award Agreement, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, “Disability” means “permanent and total disability” as set forth in Section 22(e)(3) of the Code.

2.16.        “Effective Date” means April 14, 2014, the date the Plan was approved by the Company’s stockholders.

2.17.        “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.18.        “Fair Market Value” of a share of Common Stock as of a particular date shall mean (1) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (2) if the shares of Common Stock are not then listed on a national securities exchange, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

2.19.        “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.20.        “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.21.        “Grantee” means a person who receives or holds an Award under the Plan.

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2.22.        “Holder” means, with respect to any Issued Shares, the person holding such Issued Shares, including the initial Grantee or any Permitted Transferee.

2.23.        “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.24.        “Incumbent Directors” shall have the meaning set forth in Section 15.2.2.

2.25.        “Initial Public Offering” means the initial public offering of shares of Common Stock pursuant to a registration statement (other than a Form S-8 or successor forms) filed with, and declared effective by, the SEC.

2.26.        “Issued Shares” means, collectively, all outstanding shares of Stock issued pursuant to Awards (including without limitation, outstanding shares of Restricted Stock prior to or after vesting and shares issued in connection with the exercise of an Option or SAR).

2.27.        “New Shares” shall have the meaning set forth in Section 15.1.

2.28.        “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.29.        “Offered Shares” shall have the meaning set forth in Section 17.4.1.

2.30.        “Offering” shall have the meaning set forth in Section 17.5.

2.31.        “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.32.        “Option Price” means the exercise price for each share of Stock subject to an Option.

2.33.        “Other Stock-based Awards” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock.

2.34.        “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period of from one (1) to five (5) years.

2.35.        “Permitted Transferee” means any of the following to whom a Holder may transfer Issued Shares hereunder (as set forth in Section 17.13.3): the Holder’s spouse, children (natural or adopted), stepchildren or a trust for their sole benefit of which the Holder is the settlor; provided however, that any such trust does not require or permit distribution of any Issued Shares during the term of this Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.

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2.36.        “Plan” shall have the meaning set forth in the preamble.

2.37.        “Prior Plan” means the Iradimed Corporation (Oklahoma) 2005 Incentive Stock Plan.

2.38.        “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.39.        “Restricted Period” shall have the meaning set forth in Section 10.1.

2.40.        “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10.

2.41.        “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10.

2.42.        “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9.

2.43.        “SEC” means the United States Securities and Exchange Commission.

2.44.        “Section 409A” means Section 409A of the Code.

2.45.        “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.46.        “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided, however, that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.47.        “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.48.        “Service Provider” means an employee, officer, non-employee member of the Board, or Consultant of the Company or an Affiliate.

2.49.        “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9.

2.50.        “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

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2.51.        “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

2.52.        “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.53.        “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

2.54.        “Transition Period” means the period beginning with the consummation of an Initial Public Offering and ending as of the earlier of (i) the date of the first annual meeting of shareholders of the Company at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Initial Public Offering occurs and (ii) the expiration of the “reliance period” under Treasury Regulation Section 1.162-27(f)(2).

2.55.        “Voting Securities” shall have the meaning set forth in Section 15.2.2.

3.	ADMINISTRATION OF THE PLAN

3.1.            General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter (as in effect from time to time), and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations, including determinations of fact, not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. Following the Initial Public Offering, the Committee shall administer the Plan; provided, however, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i)        designate Grantees;

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(ii)        determine the type or types of Awards to be made to a Grantee;

(iii)        determine the number of shares of Stock to be subject to an Award;

(iv)        establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)        prescribe the form of each Award Agreement; and

(vi)        amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

3.2.            Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.3.            No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.4.            Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

4.1.            Authorized Number of Shares.

Subject to adjustment under Section 15, the aggregate number of shares of Common Stock that may be initially issued pursuant to the Plan is 2,000,000. The total number of shares of Common Stock described in the preceding sentence shall be available for issuance under Incentive Stock Options. Shares of Common Stock underlying any outstanding stock option or other award granted under the Prior Plan or any other predecessor employee stock plan of the Company that is forfeited, terminated or cancelled for any reason without issuance of such shares, including an award that is settled in cash or shares underlying an award that are surrendered or tendered to the Company for payment of an exercise price or to cover taxes, shall be cancelled and will not be available for future grant under the Plan. From and after the Effective Date, no new awards will be made under the Prior Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time. No later than the end of the Transition Period, the maximum number of shares for each type of Stock-based Award, and the maximum amount of cash for any cash-based Award, intended to constitute “performance-based compensation” under Code Section 162(m) granted to any Grantee in any specified period shall be established by the Company and approved by the Company’s stockholders.

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4.2.            Share Counting.

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan. If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan. If shares of Common Stock issuable upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Grantee (which are not subject to any pledge or other security interest), are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered shares of Common Stock shall again become available for issuance under the Plan. In addition, in the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.            Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders. The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.            Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

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6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.            Service Providers.

Subject to this Section 6, Awards may be made to any Service Provider as the Board shall determine and designate from time to time in its discretion.

6.2.            Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.            Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.            Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option intended to be an Incentive Stock Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

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8.2.            Vesting.

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3.            Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of the Option term determined by the Board and stated in the Award Agreement not to exceed ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4.            Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5.            Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.            Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

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8.7.            Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8.            Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.            Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for an SAR shall specify the SAR Exercise Price. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award.

9.2.            Other Terms.

The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.            Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4.            Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

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(i)     the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)     the number of shares of Stock with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.        Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12.1 and 12.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2.        Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.        Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4.        Rights of Holders of Restricted Stock Units.

10.4.1.              Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified in Section 17.11 for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

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10.4.2.              Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3.              Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.        Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6.        Delivery of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.        General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.        Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

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11.3.        Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock) following the Initial Public Offering, to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.        Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.        Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 12.2 in the case of a Performance Award intended to qualify under Code Section 162(m).

12.2.        Performance Awards Granted to Designated Covered Employees.

If and to the extent that the Board determines that a Performance Award to be granted to a Grantee who is designated by the Board as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2.

12.2.1.              Performance Goals Generally.

The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Board consistent with this Section 12.2. Following the end of the Transition Period, performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Board result in the achievement of performance goals being “substantially uncertain.” The Board may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may, in the discretion of the Board, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). Measurement of performance goals may exclude (in the discretion of the Board) the impact of charges for restructuring, discontinued operations, extraordinary items, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

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12.2.2.              Business Criteria.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Board in establishing performance goals for such Performance Awards: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre-or after-tax income (before or after allocation of corporate overhead and bonuses; net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of, share price; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reduction in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins; gross margins or cash margin; year-end cash; debt reductions; shareholder equity; regulatory performance; implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel and any other business criteria established by the Board.

12.2.3.              Timing for Establishing Performance Goals.

Following the Transition Period, performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

12.2.4.              Settlement of Performance Awards; Other Terms.

Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Board. The Board may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.

12.3.        Written Determinations.

All determinations by the Board as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m) to the extent required by Code Section 162(m). To the extent permitted by Code Section 162(m), the Board may delegate any responsibility relating to such Performance Awards.

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12.4.        Status of Section 12.2 Awards under Code Section 162(m).

The provisions of this Section 12.4 are applicable following the Transition Period. It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Board as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Board, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Board cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Board, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13.	other sTOCK-based awards

 13.1.        Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company, including without limitation, the Company’s incentive compensation plan. Subject to the provisions of the Plan, the Board shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

13.2.        Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

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14.	REQUIREMENTS OF LAW

14.1.        General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2.        Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

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14.3.        Non-Exempt Employees.

No Option granted to a Grantee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Stock until at least six months following the date of grant of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, in the event of the Grantee’s death or Disability, upon a Change in Control in which the vesting of such Options accelerates, or upon the Grantee’s retirement (as such term may be defined in the Grantee’s Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines) any such vested Options may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option shall be exempt from his or her regular rate of pay.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.        Adjustments for Changes in Capital Structure.

Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per share of any outstanding Awards in order to prevent dilution or enlargement of Grantees’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the Option Price, SAR Exercise Price or Purchase Price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 15.1 shall be rounded down to the nearest whole number and the Option Price, SAR Exercise Price or Purchase Price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Board in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Board pursuant to this Section 15.1 shall be made in accordance with Section 409A to the extent applicable.

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15.2.        Change in Control.

15.2.1.              Consequences of a Change in Control.

Subject to the requirements and limitations of Section 409A if applicable, the Board may provide for any one or more of the following in connection with a Change in Control:

                      (a) Accelerated Vesting. The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Grantee’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.

                      (b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Grantee, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 15.2.1, if so determined by the Board, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

                     (c) Cash-Out of Awards. The Board may, in its discretion and without the consent of any Grantee, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Grantees in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

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15.2.2.              Change in Control Defined.

Except as may otherwise be defined in an Award Agreement, a Change in Control shall mean the occurrence of any of the following events:

(a)       the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(b)       a reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(c)       a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(d)       during any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board of Directors; “Incumbent Directors” shall mean individuals who were members of the Board of Directors at the beginning of such period or individuals whose election or nomination for election to the Board of Directors by the Company's stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

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15.3.        Adjustments.

Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

16.	No Limitations on Company

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

17.1.        Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2.        Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

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17.3.        Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

17.4.        Right of First Refusal; Right to Repurchase.

17.4.1.              Right of First Refusal.

Except as otherwise expressly provided in an Award Agreement, stockholders’ agreement or other agreement to which a Holder is a party, at any time prior to registration by the Company of its Common Stock under Section 12 of the Exchange Act, in the event that the Holder desires at any time to sell or otherwise transfer all or any part of such Holder’s Issued Shares (to the extent vested), the Holder first shall give written notice to the Company of the Holder’s intention to make such transfer. Such notice shall state the number of Issued Shares which the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section17.4.1, the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Holder may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Holder’s notice. Any Issued Shares purchased by such proposed transferee shall no longer be subject to the terms of the Plan. Any Issued Shares not sold to the proposed transferee shall remain subject to the Plan.

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17.4.2.              Right of Repurchase.

Except as otherwise expressly provided in an Award Agreement, stockholders’ agreement or other agreement to which a Grantee is a party, at any time prior to registration by the Company of its Common Stock under Section 12 of the Exchange Act, in the case of any Grantee whose Separation from Service is for Cause, or where the Grantee has, in the Board's reasonable determination, taken any action prior to or following his Separation of Service which would have constituted grounds for Cause, the Company shall have the right, exercisable at any time and from time to time thereafter, to repurchase from the Grantee (or any successor in interest by purchase, gift or other mode of transfer) any shares of Common Stock issued to such Grantee under the Plan for the purchase price paid by the Grantee for such shares of Common Stock (or the Fair Market Value of such Common Stock at the time of repurchase, if lower).

17.5.        Market Standoff Requirement.

Except as otherwise expressly provided in an Award Agreement, stockholders’ agreement or other agreement to which a Grantee is a party, in connection with any underwritten public offering of its Common Stock (“Offering”) and upon request of the Company or the underwriters managing the Offering, Grantees shall not be permitted to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise directly or indirectly dispose of any Common Stock delivered under the Plan (other than those shares of Common Stock included in the Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of the registration statement with respect to such Offering as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters in connection with such Offering.

17.6.        Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

17.7.        Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

17.8.        Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

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17.9.        Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.10.    Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law.

17.11.    Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

17.12.    Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.13.    Transferability of Awards and Issued Shares.

17.13.1.          Transfers in General.

Except as provided in Section 17.13.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

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17.13.2.          Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.13.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.13.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.13.2 or by will or the laws of descent and distribution.

17.13.3.          Issued Shares.

No Issued Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) such transfer is in compliance with the terms of the applicable Award, all applicable securities laws, and with the terms and conditions of the Plan (including Sections 17.4 and 17.5 and this Section 17.13.3), (ii) such transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and (iii) the transferee consents in writing to be bound by the provisions of the Plan (including Sections 17.4 and 17.5 and this Section 17.13.3). In connection with any proposed transfer, the Board may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Board, that such transfer is in compliance with all foreign, federal and state securities laws. Any attempted disposition of Issued Shares not in accordance with the terms and conditions of this Section 17.13.3 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of Issued Shares. Subject to the foregoing general provisions, and unless otherwise provided in the agreement with respect to a particular Award, Issued Shares may be transferred pursuant to the following specific terms and conditions:

(i)	Transfers to Permitted Transferees. The Holder may sell, assign, transfer or give away any or all of the Issued Shares to Permitted Transferees; provided, however, that following such sale, assignment, or other transfer, such Issued Shares shall continue to be subject to the terms of this Plan (including Sections 17.4 and 17.5 and this Section 17.13.3) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company.

(ii)	Transfers Upon Death. Upon the death of the Holder, any Issued Shares then held by the Holder at the time of such death and any Issued Shares acquired thereafter by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Issued Shares to the Company or its assigns under the terms contemplated hereby.
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17.14.    Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to shareholders, as determined in the sole discretion of the Board.

Iradimed Corporation

By: Leslie McDonnell
Title: CEO and President

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1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 ? x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000467433_1 R1.0.1.18 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Roger Susi 02 Leslie McDonnell 03 James Hawkins 04 Monty Allen 05 Anthony Vuoto IRADIMED CORPORATION 1025 WILLA SPRINGS DRIVE WINTER SPRINGS, FL 32708 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. Approve the reappointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. 3. Approve of the Amended and Restated 2014 Equity Incentive Plan. 4. Approve of the non-binding advisory resolution on named executive officer compensation. The Board of Directors recommends you vote "1 YEAR" on proposal 5. 1 year 2 years 3 years Abstain 5. Vote, on a non-binding advisory basis, on the frequency of future stockholder advisory votes on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Yes No Please indicate if you plan to attend this meeting 0000467433_2 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice Proxy Statement and Annual Report are available at www.proxyvote.com IRADIMED CORPORATION Annual Meeting of Stockholders June 12, 2020 10:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Iradimed Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 29, 2020, and hereby appoints Roger Susi, our Chairman of the Board and Chief Technology Officer, and Christopher Scott, our Chief Financial Officer, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Iradimed Corporation to be held on June 12, 2020, at 10:00 am, local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" APPROVAL OF PROPOSALS 2, 3, AND 4, AND "EVERY YEAR" FOR PROPOSAL 5, AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Continued and to be signed on reverse side